Vessels and other fixed assets, net (Table) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Vessels and other fixed assets, net (Abstract)
Vessels	$ 772,982	$ 876,778
Other fixed assets	642	587
Impairment charge	0	(62,020)
Total cost	773,624	815,345
Accumulated depreciation	(165,386)	(176,813)
Vessels and other fixed assets, net	$ 608,238	$ 638,532